Exhibit 99.1
Wall Street Research Small-Cap Conference August 12, 2010

Cautionary Notice Regarding Forward-Looking Statements This presentation contains forward-looking statements by Crown Crafts, Inc. (the "Company") within the meaning of the Securities Act of 1933, the Securities Exchange Act of 1934, the Private Securities Litigation Reform Act of 1995, and all Rules and Regulations issued thereto. Such statements are based upon management's current expectations, projections, estimates and assumptions. Words such as "expects," "believes," "anticipates" and variations of such words and similar expressions identify such forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that may cause future results to differ materially from those suggested by the forward-looking statements. These risks include, but are not limited to, general economic conditions, including changes in interest rates, the overall level of consumer spending and the price of oil, cotton and other raw materials used in the Company's products, changing competition, changes in federal and state governmental regulations with respect to the consumer products industry, changes in the retail environment, the level and pricing of future orders from the Company's customers, the Company's dependence upon third-party suppliers, including some located in foreign countries with unstable political climates, the Company's ability to successfully implement new information technologies, customer acceptance of both new designs and newly-introduced product lines, actions of competitors that may impact the Company's business, disruptions to transportation systems or shipping lanes used by the Company or its suppliers, and the Company's dependence upon licenses from third parties. Reference is also made to the Company's periodic filings with the Securities and Exchange Commission for additional risk factors that may impact the Company's results of operations and financial condition. The Company does not undertake to update the forward-looking statements contained herein to conform to actual results or changes in our expectations, whether as a result of new information, future events or otherwise. 2

Corporate Overview 3

Crown Crafts Growth Timeline 4

Proven Management Team with Significant Industry Expertise E. Randall Chestnut Chairman, President & CEO Led successful transformation and complete financial turnaround of Company Elected to Board in 1995 22 years experience: Beacon Manufacturing, Wiscassett Mills Company Olivia Elliott Vice President and Chief Financial Officer CPA with 19 years public accounting experience Served as Company's Secretary and Treasurer from 2001-2008 Formerly served as corporate controller of Amedisys Nanci Freeman President and Chief Executive Officer Crown Crafts Infant Products, Inc. Extensive experience in the infant & juvenile industry 23 years with Red Calliope until purchase by Crown Crafts President and CEO of CCIP since 1999 5

Industry Statistics 6

Live Births 2000 - 2009 Based on data from the National Center for Health Statistics (In thousands) 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 (Est.) 4058.814 4025.933 4021.726 4089.95 4112.052 4138.349 4265.555 4317.119 4251.095 4200 Birth Rates declined 2% in 2008, which was the first decline since 2002. First-time births create ongoing demand - 40% of births are to first-time parents, who spend more than they do on subsequent births Grandparents are #2 purchasers of baby durables. 7

Company Structure, Strengths and Future Strategies 8

Crown Crafts Infant Products Leading manufacturer of infant and toddler bedding, blankets, and accessories to mass and specialty markets Premier supplier of nursery decor and accessories producing innovative, cutting- edge products for every relevant channel of distribution Strong product sales in all key accounts across the country Extensive branded and licensed portfolio December 2006 Kimberly Grant brand acquisition expands upscale and specialty market November 2007 acquisition of infant and toddler product lines of Springs Global US, Inc. significantly expands toddler business and solidifies company's leadership position in toddler bedding category. Purchased for approximately $11 million; added approximately $25 million in net sales, $3.5 million in pre-tax net income, and $0.19 diluted earnings per share annually Company brand sales increased by approximately 22% in fiscal 2010 compared to 2009 9

Crown Crafts Infant Products 10

Hamco, Inc. Leading designer, producer and marketer of infant and toddler bib, bath and disposable products Significant market share in the bib category Founded in 1984 and acquired by the Company in 1997 Known for its extensive proprietary design expertise Acquired the assets of Neat Solutions(r) in 2009 and Bibsters(r) in 2010 Opened the disposable products market -- bibs, toilet seat covers, diaper changing pads, floor mats and car seat covers Acquisitions expected to add a combined $7.0 million in annual net sales and contribute more than 30% of net sales to EBITDA after integration and acquisition costs Commitment to excellence in quality, customer service and competitive pricing 11

HAMCO PRODUCTS 12

Neat Solutions(r) Founded in 1995; assets acquired by Hamco in July 2009 Leading designer, producer and marketer of infant and toddler products, with a focus on products that provide convenience and germ protection Disposable Stick-on Placemats Disposable Toilet Seat Covers Disposable Floor Mats Disposable Changing Mats Disposable Bibs Reusable Floor Mats Recipient of multiple awards for its Table Topper(r) and Potty Topper(r) products More than 95% market share, with distribution in grocery and drug stores, restaurants, specialty stores and mass market retailers 13

Neat Solutions(r) Products 14

Bibsters(r) Bibsters(r) disposable bibs were launched by Procter and Gamble in February 2003 and acquired by Hamco in May 2010 -- provides a disposable bib solution for Moms "on the go" Bibsters(r) product line includes: 16 Count Toddler Pocket Bib 4 Count Trial and Travel Size 32 Count Toddler Pocket Bib 20 Count Infant Bib Dominant market share in the disposable bib category, with retail placement at Mass, Mid-Tier, Grocery & Drug and top e-tailers Strong complement to Neat Solutions' disposable product line acquired in 2009 15

Bibsters(r) Products 16

Leveraging Distinctive Strengths to Create Long-term Growth Sourcing expertise and experience Crown Crafts takes full advantage of shifts in the global economy, sourcing from several countries including China, Thailand and India. Crown Crafts has developed strong relationships with many manufacturers and contractors to bring the industry's very best quality, pricing and speed to the market. Strong retail relationships Minimal sales cycle seasonality Creative product development and design Licensing experience and relationships Strong and stable infrastructure Impressive history of making the right acquisition at the right time, paying the right price, and achieving successful post-acquisition integration and realization of synergies Trust, confidence and support of lender, permitting ready access to acquisition financing 17

High Quality Licenses 18

Company-Owned Brands 19

Private Label Programs 20

Dominant Retail Distribution Infant products distribution is highly concentrated. Crown Crafts' sales to major stores is proportionate to overall market. 21

Targeted Go-Forward Strategic Plan Aggressive five-year strategic plan to drive top-tier sales growth and profitability Diversify channels of distribution - International Sales have increased 164% in fiscal 2010 versus fiscal 2009 New Director of International Sales appointed in 2010 Diversify product categories Acquisitions of Neat Solutions(r) and Bibsters(r) provided entry into disposable products market Seek strategic acquisition candidates for continued product diversification Entry into pet industry with Neat Solutions(r) for Pets Springs acquisition raised market share of toddler bedding to 50% Elevate and leverage Company brands Brand sales have increased by approximately 22% in fiscal 2010 over fiscal 2009. Optimize operational efficiencies Continue internal capital creation through efficient management 22

Neat Solutions(r) for Pets Organic growth opportunity in $50 billion pet industry (doubled in size in the last 10 years) 39% of U.S households own at least one dog and 33% of U.S. households own at least one cat (source: American Pet Products Manufacturers Association 2009-2010 National Pet Owners Survey) Perfect fit for Crown Crafts Infant Products to further the Company's strategy to elevate the Neat Solutions(r) brand Leverages the following existing Company competencies with pet industry experience: Expertise in softline products Capabilities in design, fabrication and procurement Keen understanding of pet parents' spending patterns September 2010 debut at the Super Zoo Expo in Las Vegas, NV Product offerings will concentrate on dogs and cats * Beds * Bolsters * Kennel Mats * Protective and Decorative Throws 23

Neat Solutions(r) for Pets Products 24

Financial Highlights 25

Operating Highlights (in thousands, except percentages and per share data) 26

Operating Highlights (in thousands, except percentages ) 27

Debt Balances (In millions) Springs purchased in November, 2007 Net of Cash Invested 28

29 Fiscal Year 2011 Guidance +10.4% Notes 1: Most recent 2011 guidance provided on 8/3/10 exclusive of proxy costs. 2: Fiscal year 2009 diluted earnings per share exclusive of goodwill impairment charge. 2009 2010 2011 Guidance 2009 2011 Guidance 2010 +23.1% Diluted Earnings Per Share Net Sales (in millions) $ 1 1

30 Attendees and other viewers of the preceding presentation are advised to read all reports and other filings made by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Copies of these filings may be obtained, without charge, by directing a request to Halliburton Investor Relations, 14651 Dallas Parkway, Suite 800, Dallas, TX 75254, or at www.sec.gov. For Additional Information Use of Non-GAAP Financial Measures In addition to the Company's presentation of its results of operations in conformity with accounting principles generally accepted in the United States of America ("GAAP"), the Company has also presented certain measures of its performance which are not determined in accordance with GAAP. These non-GAAP financial measures include the presentation of its debt on a net-of-cash basis, EBITDA and Adjusted EBITDA, which excludes a gain on debt restructuring in fiscal 2007, a goodwill impairment charge in fiscal 2009 and impairment charges associated with an asset held for sale in fiscal years 2009 and 2010. The Company uses Adjusted EBITDA internally to monitor the Company's operating results and cash flow and to evaluate the performance of its businesses. The Company believes that the presentation of Adjusted EBITDA provides useful information and is an important indicator of the Company's ability to generate cash sufficient to reduce debt, declare and pay dividends, make strategic investments, meet capital expenditures and working capital requirements and otherwise meet its obligations as they become due. The items excluded from Adjusted EBITDA are significant components in understanding and assessing the Company's financial performance. In addition, although the Company analyzes its debt position internally on a net-of- cash basis, GAAP permits such an offsetting presentation of these amounts only in limited circumstances. The non-GAAP measures are provided as supplemental information and should be considered in addition to, and not as a substitute for, such GAAP measures as the Company's debt balances, its net income or loss, cash flow provided by or used in operating, investing or financing activities, and other measures of financial performance and liquidity reported in accordance with GAAP. Because these non-GAAP financial measures are not calculated in accordance with GAAP, companies typically calculate them in varying ways. Therefore, the non-GAAP financial measures, as presented by the Company, may not be comparable to similarly titled measures of other companies